enstargroup.com Q4 2023 Year-End Review February 2024 Enstar Group Overview

Property of Enstar Group – Not for Distribution 2 INFORMATION REGARDING FORWARD-LOOKING STATEMENTS This presentation, and oral statements made with respect to information contained in this presentation, may include certain forward-looking statements regarding our views with respect to our business, operations, loss reserves, strategy, investment portfolio, economic model, and our expected performance for future periods, as well as the insurance market and industry conditions. These statements are intended as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Actual results may materially differ from those set forth in the forward-looking statements. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “could,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms. Forward-looking statements involve significant risks and uncertainties, including risks of changing and uncertain economic conditions, the success of implementing our business strategies, the adequacy of our loss reserves, ongoing and future regulatory developments disrupting our business, lengthy and unpredictable litigation, risks relating to our acquisitions, increasing competitive pressures, loss of key personnel, the performance of our investment portfolio and liquidity, and other factors detailed in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2023 (which will be filed with the Securities and Exchange Commission ("SEC")), Part 1, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other reports filed from time to time with the SEC. Any forward-looking statement you see or hear during the presentation reflects Enstar Group Limited’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The date of this presentation is listed on the cover page and Enstar does not undertake to update or keep it accurate after such date. NON-GAAP FINANCIAL MEASURES In addition to our key financial measures presented in accordance with GAAP, this presentation includes other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation programs. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and allow investors the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Refer to slides 29 through 36 of this presentation for further details regarding our non-GAAP measures and reconciliations of these measures to the most directly comparable GAAP measure. ADDITIONAL INFORMATION The company has an effective shelf registration statement (including a prospectus) on file with the SEC. Any offering of securities will be made only by means of a prospectus supplement, which will be filed with the SEC. In the event that the company undertakes an offering, you may obtain a copy of the prospectus supplement and accompanying prospectus for the offering by visiting EDGAR on the SEC website at www.sec.gov. For more complete information about Enstar Group Limited, you should read our reports filed with the SEC. You may get these documents for free through EDGAR on the SEC website at www.sec.gov, or through our website at https://investor.enstargroup.com/sec-filings. DISCLAIMER

KEY MESSAGES

Property of Enstar Group – Not for Distribution 4 $20.9bn $12.9bn $5.5bn Total Assets Total Gross Reserves1 Shareholders’ Equity Enstar is the largest standalone provider with a 30-year record of successfully acquiring and managing run-off while creating shareholder value Deals Completed Since Inception 117 1. Includes losses and loss adjustment expenses and defendant A&E liabilities. DOMINANT GLOBAL PROVIDER OF INNOVATIVE LEGACY SOLUTIONS

Property of Enstar Group – Not for Distribution 5 Leading suite of innovative risk transfer solutions in a large and growing legacy market Dominant Legacy Provider Unparalleled Competitive Advantages Best positioned to execute on both large and bespoke value additive transactions due to size, scale and experience Best-in-class Claims Management “Enstar Effect” drives Run-off Liability Earnings (“RLE”) industry outperformance Highly Disciplined Approach Consistent financial and operational discipline applied to portfolio acquisitions to drive value Balance Sheet Strength Strong balance sheet ensures ample capital availability, no near- term debt maturities Successful execution of our strategy positions us well for long-term growth in book value and return on equity GENERATING SHAREHOLDER VALUE Durable business model designed to succeed across multiple insurance cycles

Property of Enstar Group – Not for Distribution 6 ANOTHER YEAR OF STRATEGIC DELIVERY Year ended December 31, 2023 $1.1bn Net Income 24.2% Return on Equity 31.0% Growth in Book Value Per Share STRONG FY23 PERFORMANCE RATINGS Received upgrade from S&P to BBB+ on long- term issuer credit rating SHARE REPURCHASE Purchased a total of $532 million LIQUIDITY AND SOLVENCY Excess capital and liquidity available to deploy to value accretive M&A Upsized revolving credit agreement to $800 million M&A Completed loss portfolio transfers with QBE, RACQ and a bespoke transaction with AIG, assuming total net loss reserves of $2.2 billion

Property of Enstar Group – Not for Distribution 7 30+ year history operating in run-off space 117 total acquisitive transactions completed to date 15 18 27 32 38 46 59 73 85 94 106 120 131 153 170 165 209 294 329 262 343 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 CREATING SHAREHOLDER VALUE SINCE INCEPTION Book value per common share in USD

Property of Enstar Group – Not for Distribution 8 WELL-POSITIONED FOR LONG-TERM VALUE CREATION Current Book Value $343/per share as of December 31, 2023 Economic Value Fixed Income Pull to Par and GAAP Accounting Impacts Franchise Value M&A Pipeline and best-in-class Claims Management Building blocks to total value

MANAGEMENT WELL-ALIGNED WITH SHAREHOLDERS

Seasoned leadership with exceptional track record of value creation



Dominic Silvester
CEO & Co-founder

Years at Enstar: 30
Industry Experience: 41+ years
Age: 63



Orla Gregory
President

Years at Enstar: 20
Industry Experience: 30+ years
Age: 49



David Ni
Chief Strategy Officer

Years at Enstar: 4
Industry Experience: 18+ years
Age: 40



Paul Brockman
Chief Operations Officer & Chief Claims Officer

Years at Enstar: 11
Industry Experience: 32+ years
Age: 51



Matthew Kirk
Chief Financial Officer

Years at Enstar: 3
Industry Experience: 28+ years
Age: 50



Nazar Alobaidat
Chief Investment Officer

Years at Enstar: 7
Industry Experience: 22+ years
Age: 46



Seema Thaper
Group Chief Risk Officer

Years at Enstar: 4
Industry Experience: 21+ years
Age: 43



Audrey Taranto
General Counsel

Years at Enstar: 11
Industry Experience: 12+ years
Age: 44



Laurence Plumb
Chief of Business Operations

Years at Enstar: 3
Industry Experience: 17+ years
Age: 40

Management and Board Representation Ownership

~22%*

Average Industry Experience

25 years

* Includes directors, officers and significant shareholders who are affiliated with directors (including funds managed by Stone Point Capital LLC and its affiliates, and Beck Mack & Oliver). Percentages are calculated using 15,196,685 voting ordinary shares outstanding as of December 31, 2023 (including 565,630 voting ordinary shares underlying awards issued pursuant to Enstar's Joint Share Ownership Program) and excluding unvested equity awards held by directors and officers. With respect to shareholders, percentages are calculated using the most recent publicly available information.

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Property of Enstar Group – Not for Distribution 10 3 2 KEY MESSAGES 1Strong competitive advantage ideally places us to create significant value for shareholders in the years ahead. Dominant innovative legacy solutions provider and largest run- off dedicated firm Time-tested business model positions us as the clear market leader in a large and growing sector Delivering exceptional value to shareholders with an aligned management team

BUSINESS AND MARKET

Property of Enstar Group – Not for Distribution 12 Deliver Innovative Legacy and Risk Management Solutions to Insurance Market Industry founder and largest standalone provider Generate Positive Claims Outcomes Best-in-class claims function or "Enstar Effect” drives decades of Run-off Liability Earnings Growing Asset Base Using Origination Capabilities $18.2bn investable assets; 4.2x investment leverage1 How We Do It Specialized M&A Expertise Well Established Leadership, Culture and Capabilities Investments and Capital Optimization Best-in-class Claims Function 1. Investment leverage is calculated as average investable assets for the year ended December 31, 2023, divided by opening equity as of December 31, 2022. FULL SUITE OF MARKET-LEADING RISK MANAGEMENT SOLUTIONS DESIGNED TO CREATE SHAREHOLDER VALUE What We Do

Property of Enstar Group – Not for Distribution 13 Prudent Return of Capital to Shareholders Excess capital not required for M&A pipeline returned to shareholders Enstar Run-off Business Model Leverage our industry relationships and position to source new business opportunities Fully-integrated M&A and Claims units provide ground-up view of risk Source, Diligence and Acquire New Portfolios Redeploy Capital Apply claims management strategies to generate Run-off Liability Earnings and manage investments to obtain attractive risk adjusted returns Manage Liabilities and Investments Reduce capital requirements as claims are settled; any excess may be redeployed in the business CONSISTENT ECONOMIC MODEL Strong source of book value growth and internal financing

Property of Enstar Group – Not for Distribution 14 1. TIR and RLE leverage factors are calculated as average investable assets and average net loss reserves, respectively, for the year ended December 31, 2023, divided by opening equity as of December 31, 2022. 2. Non-cash items include amortization of net deferred charge assets. TOTAL INVESTMENT RETURN (“TIR”) Leverage Factor1: 4.2x RUN-OFF LIABILITY EARNINGS (“RLE”) Leverage Factor1: 2.6x EXPENSES & OTHER (INC. NON-CASH2) Return On Equity RETURN ON EQUITY (“ROE”) COMPONENTS Generating attractive returns

Property of Enstar Group – Not for Distribution 15 Same return across all 3 transaction types TIR Leverage factor1: 4.2x RLE Leverage factor1: 2.6x 1. TIR and RLE leverage factors are calculated as average investable assets and average net loss reserves, respectively, for the year ended December 31, 2023, divided by opening equity as of December 31, 2022 Transaction 1 (RLE Focused) Transaction 2 (Combination) Transaction 3 (TIR Focused) TIR Hypothetical Deal Returns Historical deals with claims control generate RLE via “Enstar Effect” Offer clients bespoke solutions which result in TIR returns to Enstar Similar returns regardless of deal type TIR TIR RLE RLE RLE PROFITABILITY VIEW BY DEAL TYPE Well-positioned to deliver sustainable returns from evolving legacy solutions market Enstar’s innovative legacy solutions ensure flexible profitability profile to generate attractive returns

Property of Enstar Group – Not for Distribution 16 Balance Sheet and Capital Relief Key Market Drivers Source: PwC Global Insurance Run-off Survey 2022. North America $464bn UK & Continental Europe $319bn Rest of World $177bn SIGNIFICANT GROWING RUN-OFF MARKET $960bn opportunity, propelled by favourable global tailwinds Eliminate Administration and Management Burden from Non-Core Lines Facilitate M&A or IPO Transactions Improve Equity Story / Facilitate Re-Rating of Business Resolve Concentration Risk Remove Balance Sheet Uncertainty Divest Business Line or Non-Core Operations Release Trapped Capital Facilitate Growth Risk Management Capital Management Strategic Activity

Property of Enstar Group – Not for Distribution 17 Data from January 2020 – January 2024 1. Excludes Enhanzed Re and transaction with AIG. 261 opportunities reviewed ~$85.7bn of net reserves 17 1 deals completed $10.3bn1 of reserves Executing on opportunities that meet our risk parameters and profitability hurdles ROBUST TRANSACTION PIPELINE Consistent financial and operational discipline applied to pipeline to drive returns

COMPETITIVE LANDSCAPE

Unparalleled leadership in global run-off market, built on scale, flexibility, and track record of claims management excellence

	Run-off Focused					Diversified Business	
	ENSTAR	Riverstone Int.	DARAG	Marco	Compre	Swiss Re	NICO
Longevity (>20yrs in Operation)	✓	✓	✗	✗	✓	✓	✓
Presence in Global Run-off Markets	✓	✓	✗	✗	✓	✗	✓
Experience in All Types of Run-off Transactions	✓	✗	✗	✗	✓	✗	✗
Transaction above $1.5bn acquired reserves	✓	✓	✗	✗	✗	Not Published	✓
Deals Announced Since Inception[1]	117	~37	~67	~8	~40-50	N.A.	N.A.
Shareholders' Equity ($ Billions)[2]	5.5	~1.2[2]	Not Published	~0.2[2]	~0.7[2]	~12.7[2]	~200[2, 3]

[1] These approximations are based upon publicly announced transactions as per the respective company's website.
[2] As of latest company filings. As of 31-Dec-2023 for Enstar. As of 30-Sep-2023 for Riverstone, Swiss Re and NICO. As of 30-Jun-2023 for Compre. As of 31-Dec-2022 for Marco.
[3] Reflects policy-holders' surplus.

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PERFORMANCE

Property of Enstar Group – Not for Distribution 20 *Non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" in the Appendix for explanatory notes and a reconciliation to the most directly comparable GAAP measure. 24.2% 18.8% Adjusted ROE* 7.2% 5.3% Adjusted TIR* 31.0% $532m Capital Returned to Common Shareholders ROE TIR $2.2bn Net Loss Reserves Assumed 1.1% 1.8% Adjusted RLE* RLE Book Value Growth FINANCIAL HIGHLIGHTS Full Year 2023

5-YEAR ROE AND ADJUSTED ROE*

Return on Equity and Adjusted Return on Equity*



25.5%
18.8%
38.4%
41.9%
7.9%
10.1%
-15.6%
-1.1%
24.2%
18.8%
16.1%
17.7%
2019
2020
2021
2022
2023
Average 2019 - 2023
Return on Equity
Adjusted Return on Equity*

Targeting long-term Adjusted ROE low to mid-teens**

* Non-GAAP measure; refer to slides 29 to 36 for reconciliation to the applicable GAAP financial measure.

** Adjusted ROE is a Non-GAAP measure. Due to trading accounting elections on certain of our investment assets, ROE calculated in accordance with GAAP includes the impact of net realized and unrealized gains (losses) on fixed maturity and funds held-directly managed, which can be material. Consequently, ROE calculated in accordance with GAAP is interest rate sensitive and will have greater variability than our Adjusted ROE. As such, reconciliation of ROE to Adjusted ROE calculated in accordance with GAAP is not accessible on a forward-looking basis because we believe that it is not possible without unreasonable effort to provide with reasonable accuracy an expected range for the impact of net realized and unrealized gains (losses) on fixed maturity investments and funds held-directly managed. However, given that unrealized fixed income losses reduced our GAAP equity base in 2022, we expect our annual average ROE calculated in accordance with GAAP will be higher than our annual average Adjusted ROE until our unrealized fixed income losses recover, subject to the potential impact of future net realized and unrealized losses.

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Property of Enstar Group – Not for Distribution 22 $14.1 $17.3 $21.7 $19.5 $18.2 2019 2020 2021 2022 2023 $7.9 $8.8 $11.9 $12.0 $11.6 2019 2020 2021 2022 2023 Investable Assets1 ($bn) Net Loss Reserves ($bn) 1. Investable assets is the sum of total investments, cash and cash equivalents and restricted cash and cash equivalents. CAGR 5.3% STRONG BALANCE SHEET GROWTH WITH PRUDENT CAPITAL MANAGEMENT A platform for delivering balanced and sustainable growth through investable assets and reserves CAGR 7.8% $0.0 $26.0 $942.0 $163.0 $532.0 2019 2020 2021 2022 2023 Capital Returns ($m)

Property of Enstar Group – Not for Distribution 23 THE ENSTAR EFFECT CLAIMS CONTROL (Directly Managed) EARLY TRIAGE OF CLAIMS PORTFOLIO • Detailed on a claim-by-claim basis BESPOKE SETTLEMENT STRATEGY FOR EVERY CLAIM • Data-driven approach provides comprehensive top-down, bottom-up view WORK CLAIMS FASTER • Reach equitable settlements quickly to mitigate exposures and reduce claims handling expense • Proven and successful claims execution drives P&C industry outperformance 02 04 CLAIMS OVERSIGHT (Indirectly Managed) 02 SIGNIFICANT IN NON- TRADITIONAL SOLUTIONS • Attractive partnership feature 03 COMPLEMENTARY CLAIMS MONITORING • Via management & claims committees 04 ALIGNMENT THROUGH CLAIMS RECOMMENDATION RIGHTS • When certain financial thresholds are met 01 DUE DILIGENCE • Claims unit integrated in M&A and Pricing process • In-house independent view of claims and reserve adequacy 03 THE ENSTAR EFFECT For most insurance companies, claims experience is an expense item For Enstar, driving superior claims outcomes is a major competitive advantage

Property of Enstar Group – Not for Distribution 24 Enstar Loss Reserve Outperformance vs US P&C Industry1,2 Five Years Ended 2022 Enstar delivered better net loss reserve outcomes 2.9% 6.5% 8.6% General Casualty Workers' Compensation Asbestos & Environmental 1. We calculated the change in estimates of net ultimate losses for the five years ended December 31, 2022 divided by average net loss reserves on three of our largest lines of business within our Run-off segment (General Casualty, Workers’ Compensation and Asbestos & Environmental) as well as in aggregate for the Run-off segment and compared the results to the total of the Combined US P&C Industry (source: US Annual Statements through SNL). To remove any potential distortions due to mix of accident years, we have matched the industry reserves’ accident-year-weighting to match Enstar’s. 2. The weighted average reduction in estimates of net ultimate losses divided by average net loss reserves by line of business relating to our Run-off segment for the five years ended December 31, 2022 was as follows: i) General Casualty – Enstar (1.2)%, Industry (4.1)%; ii) Workers’ Compensation – Enstar 11.0%, Industry 4.5%; iii) Asbestos & Environmental – Enstar 0.9%, Industry (7.7)%. ENSTAR EFFECT DRIVES OUTPERFORMANCE General Casualty $4.1 Workers' Compensation $1.7 Asbestos & Environmental $1.8 All Other $4.0 Enstar Total 4Q23 Net Loss Reserves ($ in billions)

APPENDIX enstargroup.com

INVESTMENT PORTFOLIO COMPOSITION

$18.2bn	$0.8bn	$17.1bn	4.04 yrs	A+	3.86%
Total Investable Assets[1]	Cash and restricted cash	Investment Portfolio [2]	Average Duration [3]	Average Investment Portfolio Credit Rating [4]	Book Yield

Investable Assets (as of December 31, 2023) Composition by Asset Class



Cash and Cash Equivalents
Fixed Maturities
Equities
Other Investments
Equity Method Investments
Funds Held[5]
4.6%
39.9%
3.8%
21.1%
1.8%
28.8%

Fixed Income, Trading and AFS	
U.S. government & agency	1.8 %
U.K. government	0.4 %
Other government	2.1 %
Corporate	22.7 %
Municipal	0.8 %
Residential mortgage-backed	2.7 %
Commercial mortgage-backed	4.6 %
Asset-backed	4.8 %
Total	39.9 %

Equities	
Publicly traded equities	1.5 %
Exchange-traded funds	0.4 %
Privately held equities	1.9 %
Total	3.8 %

Other Investments	
Private equity funds	8.9 %
Fixed income funds	3.3 %
Private credit funds	3.4 %
Hedge funds	2.7 %
CLO equities	0.3 %
CLO equity funds	1.0 %
Real estate funds	1.5 %
Total	21.1 %

1. Investable assets is the sum of total investments, cash and cash equivalents and restricted cash and cash equivalents.
2. Excludes cash and cash equivalents, restricted cash and cash equivalents and equity method investments.
3. The average duration calculation includes cash and cash equivalents, short-term investments and fixed maturity securities, as well as the fixed maturity securities and cash and cash equivalents within our funds held – directly managed portfolios.
4. The average credit ratings calculation includes cash and cash equivalents, short-term investments, fixed maturity securities and the fixed maturity securities within our funds held – directly managed portfolios.
5. Includes funds held by reinsured companies and other assets within funds held – directly managed.

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Property of Enstar Group – Not for Distribution 27 FINANCIAL DATA Summary Income Statement $ millions Three Months Ended December 31, 2023 Three Months Ended December 31, 2022 Year Ended December 31, 2023 Year Ended December 31, 2022 Net premiums earned $ 14 $ 14 $ 43 $ 66 Net investment income and net realized and unrealized gains (losses) 472 168 1,110 (1,159) Other income (expense) (4) 2 276 35 Net incurred losses and LAE 84 271 101 708 Policyholder benefit expenses — — — (25) Amortization of net deferred charge assets (31) (20) (106) (80) Acquisition costs (4) (3) (10) (23) Interest expense (23) (18) (90) (89) General and administrative expenses and net foreign exchange losses (128) (109) (369) (316) Income tax benefit (expense) 238 18 250 12 (Losses) income from equity method investments (9) (86) 13 (74) Net income (loss) 609 235 1,218 (945) Net (income) loss attributable to noncontrolling interests (1) 1 (100) 75 Dividends on preferred shares (9) (9) (36) (36) Net income (loss) attributable to Enstar ordinary shareholders $ 599 $ 227 $ 1,082 $ (906)

Property of Enstar Group – Not for Distribution 28 FINANCIAL DATA Summary Balance Sheet $ millions December 31, 2023 December 31, 2022 Assets Investable assets 18,243 19,540 Reinsurance balances recoverable 957 1,131 Net deferred charge assets 731 658 Other 982 825 Total Assets 20,913 22,154 Liabilities Losses and loss adjustment expenses 12,359 13,007 Future policyholder benefits — 821 Defendant asbestos and environmental liabilities 567 607 Debt obligations 1,831 1,829 Other 508 562 Total Liabilities 15,265 16,826 Redeemable noncontrolling interests (“RNCI”) — 168 Shareholders' Equity Ordinary shareholders’ equity 5,025 4,464 Series D & E preferred shares 510 510 Noncontrolling interests 113 186 Total Shareholders’ Equity 5,648 5,160 Total Liabilities, RNCI & Shareholders’ Equity $ 20,913 $ 22,154

Property of Enstar Group – Not for Distribution 29 Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves. Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement(2); as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies; • The results of our Assumed Life segment relate only to our prior exposure to active property catastrophe business; as this business was not in run-off, the results were not a relevant contribution to Adjusted RLE; • The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life operations -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life net loss reserves -current period net loss reserves -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant A&E liability exposures and estimated future expenses. (1) Comprises the discount rate and risk margin components. (2) The reinsurance contractual arrangements (including the Capacity Lease Agreement) described in Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 were settled during the second quarter of 2023. As a result of the settlement, we do not expect to record any transactions in the Legacy Underwriting segment in 2023. NON-GAAP MEASURE

Property of Enstar Group – Not for Distribution 30 NON-GAAP MEASURE Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturities and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net earnings from discontinued operations, as these items are not indicative of our ongoing operations. We use this non-GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (1), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any), -net earnings from discontinued operations (if any), -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturities and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed; and -unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS included within AOCI -net unrealized (gains) losses on fixed maturities, trading

RECONCILIATION TO ADJUSTED RUN-OFF LIABILITY EARNINGS – 2023 AND 2022

	Year Ended December 31, 2023 RLE / PPD	As of December 31, 2023 Net loss reserves	As of December 31, 2022 Net loss reserves	As of December 31, 2023 Average net loss reserves	Year Ended December 31, 2023 RLE %
PPD/net loss reserves/RLE %	$ 131	$ 11,585	$ 12,011	$ 11,798	1.1 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(30)	—	(15)	
Legacy Underwriting	—	—	(139)	(69)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	17	107	124	116	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	78	246	294	270	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	(1)	527	572	550	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	2	33	35	34	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 227	$ 12,468	$ 12,897	$ 12,684	1.8 %

	Year Ended December 31, 2022 RLE / PPD	As of December 31, 2022 Net loss reserves	As of December 31, 2021 Net loss reserves	As of December 31, 2022 Average net loss reserves	Year Ended December 31, 2022 RLE %
PPD/net loss reserves/RLE %	$ 756	$ 12,011	$ 11,926	$ 11,969	6.3 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(45)	—	(23)	
Assumed Life	(55)	—	(181)	(91)	
Legacy Underwriting	3	(135)	(153)	(144)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	(18)	124	106	115	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(200)	294	107	201	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	572	573	573	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	35	37	37	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 489	$ 12,856	$ 12,415	$ 12,637	3.9 %

(1) Comprises the discount rate and risk margin components.
* Non-GAAP financial measure.

ENSTAR

Property of Enstar Group – Not for Distribution
31

RECONCILIATION TO ADJUSTED RUN-OFF LIABILITY EARNINGS – 2021 AND 2020

	Year Ended December 31, 2021	As of December 31, 2021	As of December 31, 2020	December 31, 2021	Year Ended December 31, 2021
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
			(in millions of U.S. dollars)		
PPD/net loss reserves/RLE %	$ 403	$ 11,926	$ 8,763	$ 10,344	3.9 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(143)	—	(72)	
Assumed Life	—	(179)	—	(90)	
Legacy Underwriting	(6)	(140)	(955)	(548)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	16	106	128	117	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	(75)	107	33	70	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	38	573	615	594	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	5	37	43	40	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 381	$ 12,287	$ 8,627	$ 10,455	3.6 %

	Year Ended December 31, 2020	As of December 31, 2020	As of December 31, 2019	December 31, 2020	Year Ended December 31, 2020
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
			(in millions of U.S. dollars)		
PPD/net loss reserves/RLE %	$ 32	$ 8,763	$ 7,941	$ 8,352	0.4 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(273)	—	(137)	
Legacy Underwriting	(4)	(702)	(1,184)	(943)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	28	128	152	140	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	119	33	130	82	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	103	615	561	588	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	9	43	52	48	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 287	$ 8,607	$ 7,652	$ 8,129	3.5 %

(1) Comprises the discount rate and risk margin components.
* Non-GAAP financial measure.

ENSTAR

Property of Enstar Group – Not for Distribution

32

RECONCILIATION TO ADJUSTED RUN-OFF LIABILITY EARNINGS – 2019

	Year Ended	As of			Year Ended
	December 31, 2019	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2019
	RLE / PPD	Net loss reserves	Net loss reserves [2]	Average net loss reserves [2]	RLE %
			(in millions of U.S. dollars)		
PPD/net loss reserves/RLE %	$ 4	$ 7,941	$ 7,341	$ 7,641	0.1 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(401)	—	(201)	
Legacy Underwriting	106	(842)	(1,162)	(1,002)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	51	152	199	176	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	117	130	244	187	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	4	561	84	323	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	3	52	20	36	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 285	$ 7,593	$ 6,726	$ 7,160	4.0 %

[1] Comprises the discount rate and risk margin components.

[2] The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

ENSTAR

Property of Enstar Group – Not for Distribution

33

RECONCILIATION TO ADJUSTED RETURN ON EQUITY– 2023, 2022 AND 2021

	December 31, 2023			Year Ended December 31, 2022			December 31, 2021		
	Net income (loss) [1]	Opening equity [1][2]	(Adj) ROE	Net income (loss) [1]	Opening equity [1]	(Adj) ROE	Net earnings (loss) [1]	Opening equity [1]	(Adj) ROE
Net income (loss)/Opening equity/ROE [1]	$ 1,082	$ 4,464	24.2 %	$ (906)	$ 5,813	(15.6) %	$ 502	$ 6,326	7.9 %
Non-GAAP adjustments for loss (gains):									
Net realized losses on fixed maturities, AFS [3] / Net unrealized losses on fixed maturities, AFS [4]	65	647		111	36		4	(82)	
Net unrealized losses on fixed maturities, trading [3] / Net unrealized losses on fixed maturities, trading [4]	(84)	400		503	(134)		144	(384)	
Net unrealized losses on funds held - directly managed [3] / Net unrealized losses on funds held - directly managed [4]	(47)	780		567	9		62	(94)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [5]	78	(294)		(200)	(107)		(75)	(33)	
Amortization of fair value adjustments / Fair value adjustments	17	(124)		(18)	(106)		16	(128)	
Net gain on purchase and sales of subsidiaries	—	—		—	—		(73)	—	
Tax effects of adjustments [6]	(7)	—		(7)	—		(21)	—	
Adjustments attributable to noncontrolling interests [7]	(2)	—		(111)	—		6	—	
Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE*	$ 1,102	$ 5,873	18.8 %	$ (61)	$ 5,511	(1.1) %	$ 565	$ 5,605	10.1 %

[1] Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.
[2] Enstar ordinary shareholders' equity as of December 31, 2022 has been retrospectively adjusted for the impact of adopting ASU 2018-12.
[3] Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations.
[4] Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance.
[5] Comprises the discount rate and risk margin components.
[6] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.
[7] Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.
*Non-GAAP measure.

ENSTAR

Property of Enstar Group – Not for Distribution

34

RECONCILIATION TO ADJUSTED RETURN ON EQUITY - 2020 AND 2019

	Year Ended					
	December 31, 2020			December 31, 2019		
	Net income (loss) [1]	Opening Equity [1]	(Adj) ROE	Net income (loss) [1]	Opening Equity [1] [7]	(Adj) ROE
Net income (loss)/Opening equity/ROE [1]	$ 1,723	$ 4,490	38.4 %	$ 906	$ 3,546	25.5 %
Non-GAAP adjustments for loss (gains):						
Net realized losses (gains) on fixed maturities, AFS [2] / Net unrealized losses (gains) on fixed maturities, AFS [3]	(18)	—		(4)	(1)	
Net unrealized (gains) losses on fixed maturities, trading [2] / Net unrealized losses (gains) on fixed maturities, trading [3]	(228)	(229)		(423)	187	
Net unrealized (gains) losses on funds held - directly managed [2] / Net unrealized losses (gains) on funds held - directly managed [3]	(60)	(48)		(89)	41	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [4]	119	(130)		117	(244)	
Amortization of fair value adjustments / Fair value adjustments	27	(152)		51	(199)	
Net gain on purchase and sales of subsidiaries	(3)	—		—	—	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	(16)	(266)		(7)	(210)	
Tax effects of adjustments [5]	23	—		36	—	
Adjustments attributable to noncontrolling interests [6]	13	109		15	86	
Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE*	$ 1,580	$ 3,774	41.9 %	$ 602	$ 3,206	18.8 %

[1] Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

[2] Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations.

[3] Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance.

[4] Comprises the discount rate and risk margin components.

[5] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[6] Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

[7] The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

ENSTAR

Property of Enstar Group – Not for Distribution

35

Property of Enstar Group – Not for Distribution 36 RECONCILIATION TO ADJUSTED TOTAL INVESTMENT RETURN Year Ended December 31, 2023 Net investment income $ 647 Net realized (losses) gains (65) Net unrealized gains (losses) 528 (Losses) income from equity method investments 13 Other comprehensive income: Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange 222 TIR ($) $ 1,345 Non-GAAP adjustments: Net unrealized (gains) losses on fixed maturities, trading and funds held-directly managed (66) Unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange (222) Adjusted TIR ($)* $ 1,057 Total investments 17,413 Cash and cash equivalents, including restricted cash and cash equivalents 830 Total investable assets $ 18,243 Average aggregate invested assets, at fair value (1) $ 18,607 Annualized TIR % (2) 7.2 % Non-GAAP adjustment: Net unrealized losses (gains) on fixed maturities, AFS included within AOCI and net unrealized losses on fixed maturities, trading and funds held - directly managed 725 Adjusted investable assets* $ 18,968 Adjusted average aggregate invested assets, at fair value* (3) $ 19,769 Annualized adjusted TIR %* (4) 5.3% (1) This amount is a five period average of the total investable assets for the year ended December 31, 2023, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements. (2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value. (3) This amount is a five period average of the adjusted investable assets* for the year ended December 31, 2023, as presented above. (4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*. *Non-GAAP measure.